LORD ABBETT SECURITIES TRUST

Lord Abbett International Equity Fund

Supplement dated December 20, 2017 to the
Prospectus dated March 1, 2017, as supplemented

This supplement updates certain information contained in Lord Abbett International Equity Fund’s (the “Fund”) prospectus. Please review this important information carefully. This supplement should be read in conjunction with and, except with respect to the Fund’s definition of a large company, does not supersede the prospectus supplement dated September 22, 2017.

On December 5, 2017, the Board of Trustees of Lord Abbett Securities Trust approved, effective on or about March 1, 2018, the following changes:

The first paragraph under the section titled “Principal Investment Strategies” in the Fund’s summary prospectus will be replaced in its entirety with the following:

To pursue its objective, the Fund invests a majority of its assets in a diversified portfolio of equity securities of large foreign companies that the portfolio managers believe are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The first bullet in the second paragraph under the section titled “Principal Investment Strategies” in the Fund’s summary prospectus will be replaced in its entirety with the following:

•	Equity securities of large, mid-sized, and small companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above. The Fund currently defines a large company as a company included among the largest 80% of companies in terms of market capitalization at the time of investment in the MSCI ACWI ex USA® Index, although this definition may change. The Fund may invest in companies of any market capitalization.

The following bullet will be added to the section titled “Principal Risks” in the Fund’s summary prospectus:

•	Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

The first and second paragraphs of information relating to the Fund under the section titled “More Information About the Funds–Principal Investment Strategies” in the Fund’s prospectus will be replaced in their entirety with the following:

To pursue its objective, the Fund invests a majority of its assets in a diversified portfolio of equity securities of large foreign companies that the portfolio managers believe are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with 60 days’ notice of any change in this policy. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above. The Fund currently defines a large company as a company included among the largest 80% of companies in terms of market capitalization at the time of investment in the MSCI ACWI ex USA® Index, a widely used benchmark for international stock performance, although this definition may change. The market capitalization range for the MSCI ACWI ex USA® Index as of September 19, 2017 was $502.1 million to $265.4 billion. This range varies daily. The Fund may invest in companies of any market capitalization.

The eleventh bullet titled “Mid-Sized and Small Company Risk” under the section relating to the Fund titled “More Information About the Funds–Principal Risks” in the Fund’s prospectus will be replaced in its entirety with the following:

•	Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Mid-sized and small companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, mid-sized and small companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and small company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term, which may affect the Fund’s ability to purchase or sell these securities. Although investing in mid-sized and small companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Please retain this document for your future reference.

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